EXHIBIT 10.24

                              YOUNG & RUBICAM INC.
                           DIRECTOR DEFERRED FEE PLAN

                  1. Purpose. The purpose of the Young & Rubicam Inc. Director Deferred Fee Plan (the "Plan") is to provide non-employee directors of the Company with the opportunity to defer taxation of such director's fees and to provide the directors with an equity interest in the Company.

                  2. Definitions. The following terms when used herein with initial capital letters shall have the following respective meanings unless the text clearly indicates otherwise:

                  (a) Affiliate. "Affiliate" shall mean any entity (whether or not incorporated) which, by reason of its relationship with the Company, is required to be aggregated with the Company under Section 414(b), 414(c) or 414(o) of the Internal Revenue Code of 1986, as amended, and any joint venture or partnership 10% or more of the profits or capital interest of which is owned by the Company or an Affiliate.

                  (b) Beneficial Owner. "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Securities Exchange Act of 1934.

                  (c) Board of Directors. "Board of Directors" means the Board of Directors of the Company.

                  (d) Board Retainer. "Board Retainer" means the compensation payable periodically to Directors.


                  (e) Change of Control. "Change of Control" shall have the meaning assigned in Section 8 hereof.


                  (f) Common Stock. "Common Stock" means the common stock of the Company or any security or other property (including cash) into which such Common Stock may be changed by reason of: (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (ii) any merger, consolidation, separation, reorganization or partial or complete liquidation, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing.

                  (g) Common Stock Account. "Common Stock Account" means the bookkeeping account established and maintained under this Plan which is credited with Common Stock in accordance with paragraph 5. Within each Common Stock Account, the Company shall maintain a subaccount reflecting the Fees deferred from a specific calendar year and the earnings thereon.

                  (h) Company. "Company" means Young & Rubicam Inc., a Delaware corporation, and its successors.

                  (i) Director. "Director" means a member of the Board of Directors.

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                  (j) Eligible  Director.  "Eligible  Director" means a Director who is not an employee of the Company or any of its subsidiaries.

                  (k) Fair Market Value. "Fair Market Value" of Common Stock means the closing price of Common Stock as reported on the New York Stock Exchange Composite Tape on the applicable date, or, in the event that no sales take place on such day, the closing price of Common Stock as reported on the New York Stock Exchange (or any successor exchange) Composite Tape on the nearest preceding day on which there were sales of Common Stock.

                  (l) Fees. "Fees" means the compensation payable to Directors for their services as a director, including the Board Retainer and Meeting Fee.

                  (m) Meeting Fee. "Meeting Fee" means the compensation payable for each meeting of the Board of Directors or committee of the Board of Directors that such Director attends and/or chairs.

                  (n) Plan. "Plan" means the plan set forth in this instrument, and known as the "Young & Rubicam Inc. Director Deferred Fee Plan," as adopted at the meeting of the Board of Directors held March 23, 1999.

                  3.   Eligibility.   An  Eligible   Director   shall  become  a
participant upon the later of the effective date of the Plan or the date such Director becomes an Eligible Director.

                  4. Deferred Compensation. With respect to any Eligible Director, the Company shall defer payment of all Fees payable by the Company to such Eligible Director on or after the effective date of the Plan, unless, with respect to any calendar year beginning after the effective date of the Plan, such Eligible Director notifies the Company, in writing, not later than ten (10) days prior to the beginning of such calendar year, that such Eligible Director elects not to defer payment of such Fees. Notwithstanding the above, with respect to the Fees payable at the May 14, 1999 meeting of the shareholders of the Company, such Eligible Director shall have the option not to defer such Fees by notifying the Company, in writing, not later than thirty (30) days after the effective date of the Plan, of his election not to defer. If the Eligible Director elects not to defer, the Company shall pay to him his Fees in cash at the date they would have been paid absent any deferral.

                  5. Deferred Accounts.

                  (a) Amount of Deferrals. The amount of an Eligible Director's Fees deferred pursuant to Section 4 above shall be automatically credited to the Common Stock Account specified in paragraph 5(b) and shall not otherwise be paid to such Eligible Director except as provided in Sections 6, 8 and 11 hereof. Such deferral shall be irrevocable with respect to deferred Fees and deemed earnings thereon, and deferred Fees and deemed earnings thereon cannot be transferred except as otherwise provided herein.

                  (b) Common Stock Account. The Eligible Director's Common Stock Account shall be credited with that quantity of Common Stock equal to the number of full and fractional shares (to the nearest thousandths) which could have been purchased by the Eligible

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Director  with the  applicable  deferred  Fees based on the Fair Market Value of such Common Stock on the date immediately preceding the date such Fees would have been paid absent the deferral. There will be credited to each Eligible Director's Common Stock Account amounts equal to the cash dividends and other distributions paid on shares of issued and outstanding Common Stock represented by the Eligible Director's Common Stock Account which the Eligible Director would have received had he been a record owner of shares of Common Stock equal to the amount of Common Stock in his Common Stock Account at the time of payment of such cash dividends or other distributions. The Eligible Director's Common Stock Account shall be credited with a quantity of shares of Common Stock and fractions thereof (to the nearest thousandths) that could have been purchased with the dividends or other distributions based on the Fair Market Value of Common Stock on the date of payment of such dividends or other distributions. Notwithstanding any other provision of the Plan, solely with respect to the Fees payable at the May 14, 1999 meeting of the shareholders of the Company as compensation for membership on the Board of Directors for the fiscal year ending December 31, 1999, (i) with respect to any Eligible Director electing not to defer his Fees, such Fees shall be paid to him in cash on the date of pricing of the secondary public offering authorized and approved by the Board of Directors at its March 23, 1999 meeting (the "1999 Public Offering") and (ii) with respect to any Eligible Director deferring his Fees pursuant to the Plan, shares of Common Stock shall be credited to his Common Stock Account on the date of pricing of the 1999 Public Offering equal to the number of shares of Common Stock purchasable with such Fees at the offering price of the Common Stock in the 1999 Public Offering.

                  6. Payment of Deferred Compensation. With respect to Fees deferred from a calendar year, the Company shall pay to each Eligible Director in shares of Common Stock the number of whole shares of Common Stock (with any fractional shares to be paid in cash) in the subaccount of his Common Stock Account for that calendar year as soon as practicable after the earlier of (a) May 15 of the third calendar year commencing after the calendar year to which the subaccount relates, or (b) the first business date on which such person ceases to be a Director. If an Eligible Director dies before all amounts in his Common Stock Account have been distributed to him, the Company shall pay to the Eligible Director's beneficiary or beneficiaries in shares of Common Stock the number of whole shares of Common Stock (with any fractional shares to be paid in cash) in such Eligible Director's Common Stock Account as soon as practicable after the Eligible Director's death.

                  7. Beneficiaries. An Eligible Director may, by executing and delivering to the Secretary of the Company prior to the Eligible Director's death a beneficiary election form, designate a beneficiary or beneficiaries to whom distribution of his interest under this Plan shall be made in the event of his death prior to the full receipt of his interest under this Plan, and he may designate the portions to be distributed to each such designated beneficiary if there is more than one. Any such designation may be revoked or changed by the Eligible Director at any time and from time to time by filing, prior to the Eligible Director's death, with the Secretary of the Company an executed beneficiary election form. If the Eligible Director fails to designate a beneficiary, the beneficiary will be the estate of the Eligible Director.

                  8. Change of Control. In the event of a Change of Control, the Company shall pay to each Eligible Director in shares of Common Stock the number of whole shares of Common Stock (with any fractional shares to be paid in cash) in his Common Stock Account on
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the date of such  Change of Control or as soon as  practicable  thereafter.  For purposes of this Section 8 the value of an Eligible Director's fractional shares held in the Eligible Director's Common Stock Account shall be taken into account as of the date of the Change in Control. For purposes of this Plan, "Change of Control" shall mean:

                (a) any person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Company immediately prior to the occurrence with respect to which the evaluation is being made) becomes the Beneficial Owner (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company (A) representing 40% or more of the combined voting power of the Company's then outstanding securities and (B) for so long as the Management Voting Trust (as created by the Management Voting Trust Agreement entered into as of December 12, 1996, by and among the Company, Young & Rubicam Holdings Inc., Young & Rubicam (Delaware), the "Management Investors" and the "Voting Trustees" (each as defined therein), as it may be amended or supplemented from time to time) is extant, representing a greater percentage of the combined voting power of the Company's then outstanding securities than is represented by the securities of the Company then held by the Management Voting Trust; provided, that for purposes of this Section 8(a), all shares of stock subject to options granted pursuant to the Young & Rubicam 1997 Incentive Compensation Plan and stock options granted pursuant to the Young & Rubicam Holdings Inc. Management Stock Option Plan that are then fully vested and immediately exercisable (not including any shares of stock subject to options which would become fully vested and immediately exercisable as a result of the Change in Control having occurred) shall be treated as outstanding securities of the Company;

                (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c), or (e) of this section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or person other than the Board (the "Continuing Directors"), cease for any reason to constitute at least a majority of the Board;

                (c) the consummation of a merger or consolidation of the Company with any other entity, which merger or consolidation would result in either (A) the voting securities of the Company outstanding immediately prior to such merger or consolidation failing to represent

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(either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) 40% or more of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation or (B) (x) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) at least 40% but less than 60% of the
combined  voting  power  of  the  surviving  or  resulting  entity   outstanding
immediately after such merger or consolidation and (y) as a result of the occurrence of such merger or consolidation, there is an acceleration of the vesting or exercisability of any material amount of, or material percentage of, outstanding stock options or other stock awards granted by the entity with which such merger or consolidation is taking place or any of its affiliates;

                  (d) the stockholders of the Company approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom; or

                  (e) any other event occurs which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

                  (f) For purposes of Section 8 hereof, a Change in Control shall be deemed to have occurred immediately prior to the consummation of (A) a tender offer for securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities in which the
Schedule 14D-1 filed with the Securities and Exchange Commission with respect to such tender offer does not disclose any intention to follow the consummation of the tender offer with a merger, reorganization, consolidation, share exchange or similar transaction or (B) a tender offer for securities of the Company representing any percentage of the combined voting power of the Company's then outstanding securities in which the Schedule 14D-1 filed with the Securities and Exchange Commission with respect to such tender offer discloses an intention to follow the consummation of the tender offer with a merger, reorganization, consolidation, share exchange or similar transaction in which the value of the consideration to be offered for such securities is lower than the value of the consideration offered for such securities in the tender offer (as determined by the Board at the time). The Company intends by this paragraph to protect Eligible Directors from being disadvantaged by being unable to participate in a tender offer with respect to shares of stock and will take reasonably appropriate steps to help Eligible Directors avoid being so disadvantaged by establishing procedures to allow Eligible Directors to tender the shares of stock in the tender offer, including, to the extent feasible in compliance with applicable law.

                  9. Non-Assignability. Neither an Eligible Director nor any beneficiary designated by him shall have any right to, directly or indirectly, alienate, assign or encumber any amount that is or may be payable hereunder.

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                  10. Governing Law. To the extent not preempted by federal law, the provisions of this Plan shall be interpreted and construed in accordance with the laws of the State of New York.

                  11. Effective Date. This Plan shall become effective on March 23, 1999. The Board of Directors may amend, suspend or terminate the plan at any time; provided that no such amendment, suspension or termination shall adversely affect the amounts in any then-existing account. Upon termination of the Plan, the Company shall pay to each Eligible Director in shares of Common Stock the number of whole shares of Common Stock (with any fractional shares to be paid in cash) in his Common Stock Account on the date of such termination or as soon as practicable thereafter.

                  12. Unfunded Plan. This Plan shall be unfunded. Amounts payable hereunder shall be paid from the general assets of the Company. The
Company may establish a trust pursuant to a trust agreement and make contributions thereto for the purpose of assisting the Company in meeting its obligations in respect of benefits payable under the Plan. Any such trust agreement shall contain procedures to the following effect:

                  (a) In the event of the insolvency of the Company, the trust fund will be available to pay the claims of any creditor of the Company to whom a distribution may be made in accordance with state and federal bankruptcy laws. The Company shall be deemed to be "insolvent" if the Company is subject to a pending proceeding as a debtor under the federal Bankruptcy Code (or any successor federal statute) or any state bankruptcy code. In the event the Company becomes insolvent, the Board of Directors and chief executive officer of the Company shall notify the trustee of that event as soon as practicable. Upon receipt of such notice, or if the trustee receives other written allegation of the Company's insolvency, the trustee shall cease making payments of benefits from the trust fund, shall hold the trust fund for the benefit of the Company's creditors, and shall take such steps as are necessary to determine within thirty
(30) days whether the Company is insolvent. In the case of the trustee's actual knowledge of or other determination of the Company's insolvency, the trustee will deliver assets of the trust fund to satisfy claims of the Company's creditors as directed by a court of competent jurisdiction;

                  (b) The trustee shall resume payment of benefits under the trust agreement only after the trustee has determined that the Company is not insolvent (or is no longer insolvent, if the trustee had previously determined the Company to be insolvent) or upon receipt of an order of a court of competent jurisdiction requiring such payment. If the trustee discontinues payment of benefits pursuant to paragraph (a) of this Section 12 and subsequently resumes such payment, the first payment on account of a participant following such discontinuance shall include an aggregate amount equal to the difference between the payments which would have been made on account of such participant under the trust agreement and the aggregate payments actually made on account of such participant by the Company during any such period of discontinuance, plus interest on such amount at a rate equivalent to the net rate of return earned by the trust fund during the period of such discontinuance.

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Amendment to Directors Deferred Fee Plan

AMENDMENT NO. 1 TO THE DIRECTOR DEFERRED FEE PLAN

WHEREAS, Young & Rubicam Inc., a corporation organized under the laws of the State of Delaware (hereinafter referred to as the "Company") established a Director Deferred Fee Plan (hereinafter referred to as the "Plan") on March 23, 1999 and now wishes to amend the Plan to reflect the change in payment of Director Fees to January and to change the definition of "Change in Control";

WHEREAS, Section 11 of the Plan provides for amendment of the Plan by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company adopted such amendments at its meeting on January 16, 2000.

NOW, THEREFORE, the Director Deferred Fee Plan is hereby amended as follows:

Section 1. Effective on January 16, 2000, clause (n) of Section 2 is hereby amended to read in full, as follows:

         "(n) Plan. "Plan" means the plan set forth in this instrument, and known as the Young & Rubicam Inc. Director Deferred Fee Plan," as adopted at the meeting of the Board of Directors held March 23, 1999, and as amended at the meeting of the Board of Directors held January 16, 2000."

Section 2. Effective on March 23, 1999, clause (b) of Section 2 is hereby amended to read in full, as follows:

         "(b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Securities Exchange Act, as amended from time to time (the "Exchange Act") and any successor to such Rule (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act)."

Section 3. Effective on January 16, 2000, the first sentence of Section 6 is hereby amended to read in full, as follows:

         "6. Payment of Deferred Compensation. With respect to Fees deferred from a calendar year, the Company shall pay to each Eligible Director in shares of Common Stock the number of whole shares of Common Stock (with any fractional shares to be paid in cash) in the subaccount of his or her Common Stock Account for that calendar year on the earlier of (a) May 15, 2002 with respect to shares deposited in such subaccount on May 15, 1999; (b) January 15

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         of the third calendar year commencing  after the calendar year to which the subaccount relates for calendar years commencing after January 1, 2000 and (c) the first business date on which such person ceases to be a Director."

Section 4. Effective on March 23, 1999, Section 8 is hereby amended to read as follows:

         "8. Change of Control. (a) In the event of a Change of Control, the Company shall pay to each Eligible Director in shares of Common Stock the number of whole shares of Common Stock (with any fractional shares to be paid in cash) in his Common Stock Account on the date of such Change of Control or as soon as practicable thereafter. For purposes of this Section 8, the value of an Eligible Director's fractional shares held in the Eligible Director's Common Stock Account shall be taken into account as of the date of the Change of Control. For purposes of this Plan, "Change of Control" shall mean:

                  (i) any Person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, the Management Voting Trust, or any company owned, directly or indirectly, by the stockholders of the Company immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Company immediately prior to the occurrence with respect to which the evaluation is being made) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30 % or more of the combined voting power of the Company's then outstanding securities (other than as a result of an issuance of voting securities initiated by the Company to any such Person);

                            (ii)  on  any  date,   persons  who  are  Continuing
                  Directors shall fail to constitute a majority of the members of the Board of Directors;

                           (iii) the  consummation of a merger or  consolidation
                  of the Company with any other entity, which merger or consolidation would result in either (A) the voting securities of the Company outstanding immediately prior to such merger or
                  consolidation   failing  to  represent  (either  by  remaining
                  outstanding or by being converted into voting securities of the surviving or resulting publicly-held parent entity) 40% or more of the combined voting power of the surviving or resulting publicly-held parent entity outstanding immediately after such merger or consolidation or (B) (x) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting publicly-held parent entity) at least 40% but less than 60% of the combined voting
                  power  of  the  surviving  or  resulting  entity   outstanding
                  immediately after such merger or consolidation and (y) (I) in connection with such merger or consolidation,
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                  there is an acceleration of the vesting or  exercisability  of any material amount of, or material percentage of, outstanding stock options or other stock awards granted by the entity with which such merger or consolidation is taking place or any of its affiliates and/or one or more of the five highest-paid executive officers of such other entity becomes eligible for material severance rights not theretofore available, and/or
                  (II) a majority of the directors of the surviving or resulting publicly-held parent entity immediately following such merger or consolidation are not persons who were Continuing Directors
                  of  the   Company   immediately   prior  to  such   merger  or
                  consolidation;

                           (iv) the  stockholders  of the Company approve a plan
                  or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by an entity owned by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale or disposition) in which case the Board of Directors shall determine the effective date of the Change of Control resulting therefrom, which shall not be later than the consummation of such sale or disposition; or

                            (v) any  other  event  occurs  which  the  Board  of
                  Directors determines, in its discretion, to be a Change of Control.

                  (b) For  purposes  of  Section 8 hereof,  a Change of  Control shall be deemed to have occurred immediately prior to the consummation of (A) a tender offer for securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities in which the Schedule 14D-1 filed with the Securities and Exchange Commission with respect to such tender offer does not disclose any intention to follow the consummation of the tender offer with a merger, reorganization, consolidation, share exchange or similar transaction or (B) a tender offer for securities of the Company representing any percentage of the combined voting power of the Company's then outstanding securities in which the Schedule 14D-1 filed with the Securities and Exchange Commission with respect to such tender offer discloses an intention to follow the consummation of the tender offer with a merger, reorganization, consolidation, share exchange or similar transaction in which the value of the consideration to be offered for such securities is lower than the value of the consideration offered for such securities in the tender offer (as determined by the Board of Directors at the time). The Company intends by this paragraph to protect Eligible Directors from being disadvantaged by being unable to participate in a tender offer with respect to shares of stock and will take reasonably appropriate steps to help Eligible Directors avoid being so disadvantaged by establishing procedures to allow Eligible Directors to tender the shares of stock in the tender offer, including, to the extent feasible in compliance with applicable law.
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

                   (c) For purposes of Section 8 hereof, "Continuing Directors" means, as of any determined date, individuals who, (a) as of the later of the date of the Plan and the date two years prior to such determination date, were directors, or (b) were initially elected or appointed to the Board of Directors by a two-thirds vote of the Continuing Directors then in office or were initially nominated for election by the Company's shareholders by a two-thirds vote of the Continuing Directors then in office; provided, that no individual designated or proposed by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of the definition of "Change of Control", and no individual whose initial appointment, election or nomination as a director occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors, shall constitute a Continuing Director.

                  (d) For purposes of Section 8 hereof, "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof."

             IN WITNESS WHEREOF, this Amendment No. 1 to the Director Deferred Fee Plan has been executed by the Company as of January 16, 2000.

                                            Young & Rubicam Inc.
                                            By:
                                            Stephanie W. Abramson
                                            Executive Vice President and General
                                            Counsel

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